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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported)
                                 January 7, 2005


                               THE SHAW GROUP INC.
             (Exact name of registrant as specified in its charter)



          Louisiana                    1-12227                   72-110616
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)


                  4171 Essen Lane, Baton Rouge, Louisiana 70809
              (Address of principal executive offices and zip code)

                                 (225) 932-2500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

                           --------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 7, 2005, The Shaw Group Inc. ("Shaw" or the "Registrant") issued a press release announcing its financial results for its first quarter fiscal 2005 ended November 30, 2004. A copy of this press release is attached hereto as
Exhibit 99.1.

The information in this report shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following exhibit is furnished as an Exhibit to this Current Report on Form 8-K.

99.1 Press Release dated January 7, 2005 - The Shaw Group Announces Financial Results for First Quarter Fiscal 2005.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE SHAW GROUP INC.
                                           (Registrant)



Date: January 7, 2005               By: /s/  Robert L. Belk
                                        ----------------------------------------
                                        Robert L. Belk, Executive Vice President
                                        and Chief Financial Officer


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                               THE SHAW GROUP INC.

                                  EXHIBIT INDEX


                                    Form 8-K
                                 January 7, 2005


Exhibit Number           Description                                    Page No.
--------------           -----------                                    --------

99.1 The Shaw Group Announces Financial Results for First Quarter Fiscal 2005



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